                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 19, 2000


                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)


         CAYMAN ISLANDS               1-7746                    N/A
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)

                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On May 19, 2000, Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"), entered into a Terms Agreement dated May 19, 2000 (the "Terms Agreement") between the Company and Credit Suisse First Boston Corporation incorporating by reference the terms of an Underwriting Agreement relating to unsecured debt securities (the "Underwriting Agreement"). The Terms Agreement related to a public offering of $865,000,000 aggregate principal amount of Zero Coupon Convertible Debentures due May 24, 2000 (the "Debentures") under a registration statement on Form S-3 (No. 333-24457) and a registration statement on Form S-3 (No. 333-59001), each as amended (the "Original Registration Statements"), and a registration statement on Form S-3 (Registration No. 333-37522) (the "Rule 462(b) Registration Statement" and together with the Original Registration Statements, the "Registration Statements") filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The Company expects to enter into a Third Supplemental Indenture between the Company and Chase Bank of Texas National Association, as trustee (the "Trustee") setting forth certain terms of the Debentures and including as an exhibit a form of Debenture. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Terms Agreement, the Underwriting Agreement, a form of the Third Supplemental Indenture and the form of Debenture in connection with the Registration Statements and the public offering of the Debentures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

   1.1      Underwriting Agreement relating to unsecured debt securities

   1.2 Terms Agreement dated May 19, 2000 between the Company and Credit Suisse First Boston Corporation

   4.1 Form of Third Supplemental Indenture dated as of May 24, 2000 between the Company and the Trustee

   4.2      Form of Debenture (contained in Exhibit 4.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TRANSOCEAN SEDCO FOREX INC.

  Date: May 23, 2000                      By: /s/ BRIAN C. VOEGELE
                                              ----------------------------
                                              Brian C. Voegele
                                              Vice President, Finance

                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                          DESCRIPTION
  -------                         -----------
   1.1      Underwriting Agreement relating to unsecured debt securities

   1.2 Terms Agreement dated May 19, 2000 between the Company and Credit Suisse First Boston Corporation

   4.1 Form of Third Supplemental Indenture dated as of May 24, 2000 between the Company and the Trustee

   4.2      Form of Debenture (contained in Exhibit 4.1)